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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-19724             33-0311631
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 (State or other jurisdiction of       (Commission          (IRS Employer
  incorporation or organization)       File Number)       Identification No.)



     10655 Sorrento Valley Road, San Diego, California             92121
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          (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code:  (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 8.01 OTHER EVENTS.

                  On September 8, 2005, Protein Polymer Technologies, Inc. (the "Company") sent a notice to the American Stock Exchange expressing its intention of withdrawing its application for listing on the American Stock Exchange, filed on April 29, 2005.

                  On September 9, 2005, the Company issued a press release, in the form attached to this Current Report on Form 8-K as Exhibit 99.1, that details the above-mentioned notice.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

               99.1        Press Release of the Company dated as of September 9,
                           2005.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROTEIN POLYMER TECHNOLOGIES, INC.,
                                     a Delaware corporation


Date: September 9, 2005              By: /s/ J. Thomas Parmeter
                                         ---------------------------------------
                                          J. Thomas Parmeter
                                          Chairman of the Board



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                                  EXHIBIT INDEX

Exhibit No.          Description
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99.1                 Press Release of the Company dated as of September 9, 2005.